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						File Number: 333-129005
                                       Filed Pursuant to Rule 497(e) of
                                             the Securities Act of 1933


                        Pioneer Disciplined Value Fund

                       Supplement dated April 26, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                            Dated December 31, 2012

The Board of Trustees of Pioneer Disciplined Value Fund has approved the reorganization of the Fund with and into Pioneer Fundamental Value Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. The Reorganization is expected to occur on or about June 7, 2013, but may occur on such later date as the parties may agree. The Reorganization does not require shareholder approval.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Disciplined Value Fund will reorganize with and into Pioneer Fundamental Value Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Disciplined Value Fund."

    . Pioneer Disciplined Value Fund's investment team will manage the Combined Fund.

    . The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Disciplined Value Fund.

    . The management fee payable by the Combined Fund will be equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion, 0.55% on the next $4.5 billion, and 0.525% on assets over $7.5 billion. The management fee payable by Pioneer Disciplined Value Fund is equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion, and 0.55% on assets over $5 billion. Thus, the management fee payable by the Combined Fund will be the same as the management fee payable by Pioneer Disciplined Value Fund on assets under management up to $3 billion and will be lower on assets over $3 billion.

    . It is currently anticipated that the historical performance of Pioneer Disciplined Value Fund will become the Combined Fund's historical performance.

    . The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Prior to consummation of the Reorganization, the shareholders of Pioneer Disciplined Value Fund will be sent an Information Statement containing important information about the Reorganization and the Combined Fund.

					          	26316-01-0413